                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                           ----------------------


                                  FORM 8-K


                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


              Date of report (Date of earliest event reported):
                                June 30, 1998


                        HOUSEHOLD FINANCE CORPORATION
             (Exact Name of Registrant as Specified in Charter)


                                  Delaware
               (State or Other Jurisdiction of Incorporation)


         1-75                                           36-1239445
(Commission File Number)                      (IRS Employer Identification No.)


            2700 SANDERS ROAD, PROSPECT HEIGHTS, ILLINOIS  60070
             (Address of Principal Executive Offices) (Zip Code)

     Registrant's telephone number, including area code:  (847) 564-5000

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On June 30, 1998, subject to the terms and conditions of the Agreement and Plan of Merger (the "Merger Agreement") dated as of April 7, 1998 between Household International, Inc. ("Household"), the parent of the Registrant, Household Acquisition Corporation II, a wholly-owned subsidiary of the parent, and Beneficial Corporation ("Beneficial"), Household Acquisition Corporation II was merged with and into Beneficial, with Beneficial being the surviving corporation (the "Merger"). In accordance with the Merger Agreement, each share of the common stock, par value $1.00 per share, of Beneficial ("Beneficial Common Stock") outstanding immediately prior to the effective time of the Merger was converted into the right to receive 3.0666 shares of the common stock, $1.00 par value, of Household ("Household Common Stock"). The Merger was accounted for as a "pooling of interests" under generally accepted accounting principles. Following the Merger, substantially all of the consolidated net assets of Beneficial were contributed to the Registrant.

     Certain information regarding the Merger, Household and Beneficial, including, but not limited to, the date and manner of the Merger, a description of the assets involved, the nature and amount of consideration paid by Household therefor, the method used for determining the amount of such consideration ,the nature of any material relationships between Household and Beneficial or any officer or director of Household or any associate of such officer or director, the nature of Beneficial's business and Household's intended use of the assets acquired in the Merger is set forth in the Joint Proxy Statement-Prospectus dated June 2, 1998 included in Household's Registration Statement on Form S-4 (Registration No. 333-55707). Such Joint Proxy Statement-Prospectus is incorporated herein by reference as Exhibit 99.5.

ITEM 5.  OTHER EVENTS.

     As reported above under Item 2, on June 30, 1998, Household completed its merger with Beneficial, and substantially all of Beneficial's net assets were contributed to the Registrant. The Merger was accounted for as a "pooling of interests" under generally accepted accounting principles.

     The following supplemental consolidated financial statements of Household Finance Corporation restating Household Finance Corporation's historical consolidated financial statements as of and for the three years ended December 31, 1997 to reflect the Merger are incorporated herein by reference to Exhibit
99.1 filed herewith:

     1. Management's Discussion and Analysis.
     2. Consolidated Balance Sheets as of December 31, 1997 and 1996.
     3. Consolidated Statements of Income for the three years ended December 31, 1997.
     4. Consolidated Statements of Changes in Stockholders' Equity for the three years ended December 31, 1997.
     5. Consolidated Statements of Cash Flows for the three years ended December 31, 1997.
     6. Notes to the Consolidated Financial Statements.

     The report of Arthur Andersen LLP, independent accountants, on the supplemental consolidated financial statements of Household Finance Corporation as of December 31, 1997 and 1996 and for the three years ended December 31, 1997 is filed herewith as part of Exhibit 99.1 and the related consent is filed herewith as Exhibit 23.1. Both the opinion and the consent are incorporated herein by reference.

     The following unaudited supplemental interim condensed consolidated financial statements of Household Finance Corporation restating Household Finance Corporation's historical unaudited condensed consolidated financial statements as of March 31, 1998 and for the three months ended March 31, 1998 and 1997 to reflect the Merger are incorporated herein by reference to Exhibit
99.2 filed herewith:

     1. Condensed Consolidated Balance Sheets as of March 31, 1998 (Unaudited) and December 31, 1997.
     2. Condensed Consolidated Statements of Income for the three months ended March 31, 1998 and 1997 (Unaudited).
     3. Condensed Consolidated Statements of Cash Flows for the three months ended March 31, 1998 and 1997 (Unaudited).
     4. Notes to the Condensed Consolidated Financial Statements (Unaudited).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired.

             The historical financial statements of Beneficial as filed in its Annual Report on Form 10-K for the fiscal year ended December 31, 1997, as amended by Amendment No. 1 on Form 10-K/A and in its Form 10-Q for the quarter ended March 31, 1998 are incorporated herein by reference to Exhibit 99.3 filed herewith.

         (b) Pro Forma Financial Information.

             The pro forma financial information required by Item 7(b) of Form 8-K giving effect to the acquisition of Beneficial is incorporated herein by reference to Exhibit 99.4 filed herewith.

         (c) Exhibits.

             Exhibit 2.1 Agreement and Plan of Merger dated as of April 7, 1998 between Household International, Inc. Household Acquisition Corporation II and Beneficial Corporation (incorporated herein by reference from Exhibit 2.1 to the Household International, Inc. Current Report on Form 8-K dated April 20, 1998 (File No. 1-8198)).

             Exhibit 23.1   Consent of Arthur Andersen LLP

             Exhibit 23.2   Consent of Deloitte & Touche LLP

             Exhibit 27     Restated Financial Data Schedule.

             Exhibit 27.1   Restated Financial Data Schedule.

             Exhibit 99.1 Supplemental Consolidated Financial Statements of Household Finance Corporation as of December 31, 1997 and 1996 and for the three years ended December 31, 1997.

             Exhibit 99.2 Unaudited Supplemental Interim Condensed Consoli-dated Financial Statements of Household Finance Corporation as of March 31, 1998 and for the three months ended March 31, 1998 and 1997.

             Exhibit 99.3 Financial Statements of Beneficial as filed in its Annual Report on Form 10-K for the fiscal year ended December 31, 1997, as amended by Amendment No. 1 on Form 10-K/A and its Quarterly Report on Form 10-Q for the quarter ended March 31, 1998.

             Exhibit 99.4 Unaudited pro forma condensed combined financial information of Household Finance Corporation as of March 31, 1998; for the three months ended March 31, 1998 and 1997; and for the years ended December 31, 1997, 1996 and 1995 and related notes thereto.

             Exhibit 99.5 Joint Proxy Statement-Prospectus of Household International, Inc. contained within the Registration Statement of Household International, Inc. on Form S-4 (File No. 333-55707) is incorporated herein by reference.

                                   SIGNATURE

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Household Finance Corporation
                                                   -----------------------------
                                                            Registrant

Dated: June 30, 1998
       -------------
                                                   By: /s/JOHN W. BLENKE
                                                      --------------------------
                                                          John W. Blenke
                                                          Assistant Secretary